SASCO 2005-S2
Credit Risk Manager Report
September 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One 	Executive Summary
Section Two 	Loan-Level Report
Section Three	Prepayment Premium Analysis
Section Four 	Analytics

2005 The Murrayhill Company. All Rights Reserved.


Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S2 Executive Summary September 2005

Transaction Summary
Closing Date: 04/29/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage,
	     Wells Fargo / ASC


OTS1 Delinquency Reporting Method:

Collateral Summary
	 		Closing Date	 8/31/2005 	as a % of Closing Date

Collateral Balance 	$401,050,322	$338,444,431		84.38%


Loan Count		       7,962	       6,839		85.90%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics

 					Loan Count 		Summed Balances

First Payment Default 			8 			$354,350

Early Payment Defaults* 		41 			$2,349,470

Multiple Loans to One Borrower		337 			$9,883,319

*A default that occurs on the second or third scheduled payment


Hurricane Katrina and Rita
Murrayhill identified 571 properties within this security which are located in areas that have been designated as FEMA disaster areas as a result of Hurricane Katrina and Rita. Below is a table detailing the loans in the affected areas.

Hurricane*  Assistance Type**  Loan Count   Combined Unpaid Principal Balance
Either	     Individual		140		$4,173,791
Either       Public		410		$12,584,542
Both         Individual		19		$492,478
Both         Public		2		$39,945

*Either is defined as loans affected by either Katrina or Rita. Both is defined as loans affected by both Katrina and Rita.
**Individual assistance allows for individuals to file personal claims with FEMA up to $26,200. These zips codes should be considered worse off then the Public assistance zip codes. Public assistance allows for city officials to file claims for infrastructure repairs.

Prepayments

Remittance 	Beginning Collateral 	Total 			Percentage of
Date 		Balance			Prepayments		Prepayments
9/25/2005	$354,821,469		$16,346,404		4.61
8/25/2005	$367,125,281		$12,106,560		3.30
7/25/2005	$381,596,441		$14,268,192		3.74

Prepayment Premium Analysis

Prepayment Premium Issues

In the 9/25/2005 remittance,43 loans with active prepayment premium flags were paid off. The servicer remitted premiums for all 43 of these loans totaling $88,640. Premiums were remitted for 16 loans that did not have active flags, totaling $27,599. The total amount remitted to the P Class was $116,239.

Loss Analysis

High Loss Amounts and/or High Loss Severities

During the 9/25/2005 distribution cycle this security had one realized loss. Loan number 6327425 was charged off and passed a loss of $19,912 through to the trust, representing a loss severity of 107 percent. 2005 The Murrayhill Company. All Rights Reserved.


Section Two
Loan-Level Report
2005 The Murrayhill Company. All Rights Reserved.


Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date:Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies. Valuation:Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain)
that
the loan will
experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an
individual loan.
The right-most character specifies the last known delinquency status, according
to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method:The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
11/1/2006 0018565614 $400,000
80.34%
$50,000
$49,929
BPO
4/28/2005
3FFFF
Monitor
$500,000
$560,000
$0
0.00%
10.00%
8.91%
12/1/2004
2/1/2005
NY
640
Default Reason: (Unknown)
10/7/2005 An updated BPO was performed on 4/28/2005 and it values the property at $560,000. The servicer initiated foreclosure on 5/27/2005.
6/1/2006 0018809145 $67,200
99.75%
$12,600
$12,600
BPO
4/28/2005
369FF
Monitor
$84,000
$80,000
$12,600
100.00%
15.00%
15.75%
3/1/2005
2/1/2005
NE
731
Default Reason: (Unknown)
10/7/2005 This loan is a first payment default, the servicer initiated foreclosure on 7/20/2005. There appears to be marginal equity to pursue. 5/1/2006 0018809400 $196,000
150.16%
$36,750
$36,750
BPO
4/28/2005
36FFF
Monitor
$255,000
$155,000
$36,750
100.00%
14.41%
23.70%
3/1/2005
2/1/2005
NE
731
Default Reason: (Unknown)
10/7/2005 The property value according to a BPO dated 4/28/2005 is $155,000,and the senior lien balance is listed at $196,000. We asked the servicer why it is pursuing
CA 2/1/2005 BPO $687,000 $34,350 5.00% $549,600 0018963942 $34,334 4/1/2006
foreclosure since these values indicate negative equity. The servicer responded that this loan may be in foreclosure by mistake and it will research this issue ..3FFFF
Monitor 89.83% $34,334 4/29/2005 $650,000 99.95% 5.28% 2/1/2005 633
Default Reason: (Unknown)
10/7/2005 This loan is an early payment default and the servicer initiated foreclosure on 5/27/2005. There appears to be equity to pursue.
10/1/2006 0030077085 $231,200
128.44%
$57,800
$57,800
BPO
4/30/2005
36999
Monitor
$289,000
$225,000
$57,800
100.00%
20.00%
25.68%
3/1/2005
2/1/2005
MN
723
Default Reason: (Unknown)
10/7/2005 This loan has been added to the Watchlist because it is a first payment default and has decreased in value by 22 percent since origination. 6/1/2006 0030154918 $650,000
159.97%
$150,000
$149,875
BPO
6/7/2005
C36FF
Monitor
$825,000
$500,000
$149,875
99.91%
18.18%
29.97%
2/1/2005
3/1/2005
property has a value of $500,000, according to the most recent BPO dated 6/7/2005. We have asked the servicer why it is foreclosing on a property with negative
CA
627
Default Reason: (Unknown)
10/7/2005 The servicer initiated foreclosure on 7/20/2005. This property has declined in value by 39 percent since origination. The senior lien balance is $650,000 and the equity.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 359114938 $264,000
101.56%
$66,000
$66,000
BPO
4/13/2005
69999
Monitor
$336,000
$324,900
$66,000
100.00%
19.64%
20.31%
2/1/2005
1/1/2005
MN
720
delinquent as of the security cut-off date. We have inquired about this violating the representations and warranties of this security.
Default Reason: (Unknown)
10/7/2005 This loan has been added to the Watchlist because it is a first payment default. A notice of intent was sent on 4/28/2005.This loan appears to have been 60 days
MI 2/1/2005 BPO $500,000 $100,000 20.00% $399,900 $100,000 359115002 8/1/2006
69999
108.67% $100,000 4/14/2005 Monitor - BK $460,000 100.00% 21.73% 1/1/2005 682
Default Reason: (Unknown)
10/7/2005 This loan has been added to the Watchlist because it is a first payment default. This loan has little equity to pursue, and the borrower filed for Chapter 7 representations and warranties. bankruptcy on 4/11/2005. This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals
NJ 1/1/2005 BPO 14.87% $245,000 $36,434 8/1/2006 359115410 $206,550
131.34%
$36,450
$36,434 4/12/2005
69999
Monitor $185,000 99.95% 19.69% 1/1/2005 716
Default Reason: (Unknown)
We will monitor for charge off because of the negative equity position. 10/7/2005 This loan was added to the Watchlist because it is an early payment default. The property securing this loan has declined in value by 25 percent since origination.
TX 3/1/2005 BPO $167,000 20.00% $33,400 $33,400 $133,600 2/1/2006 36999
359115739
113.22% $33,400 5/5/2005 Monitor - BK $147,500 100.00% 22.64% 2/1/2005 603
Default Reason: (Unknown)
10/7/2005 This loan has been added to the Watchlist because it is a first payment default. The borrower filed for Chapter 13 bankruptcy protection on 6/9/2005.
6/1/2006 359115794 $54,328
114.35%
$20,000
$20,000
BPO
4/14/2005
69999
Monitor
$75,000
$65,000
$20,000
100.00%
26.66%
30.76%
2/1/2005
1/1/2005
LA
663
Default Reason: (Unknown)
10/7/2005 This loan has been added to the Watchlist because it is a first payment default. A notice of intent was sent on 4/18/2005. There appears to be little equity to pursue.
2/1/2006 359115873 $134,400
98.81%
$33,600
$33,582
BPO
4/13/2005
66999
Monitor
$168,000
$170,000
$32,592
97.00%
20.00%
19.75%
2/1/2005
2/1/2005
TX
649
Default Reason: (Unknown)
10/7/2005 This loan is an early payment default.The borrower filed for Chapter 13 bankruptcy on 7/2/2005.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
359116045 2/1/2005
1/1/2005
MO
655
Default Reason: (Unknown)
10/7/2005 This loan has been added to the Watchlist because it is a first payment default. This loan appears to have very little equity to pursue. Valuation Method
BPO
4/13/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$27,800
$27,800
$140,000
$115,100
19.85%
24.15%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$111,200
120.76%
Est. (Gain)/Loss
Est. Severity
$27,800
100.00%
Delinquency
Status
2/1/2006 69999
Monitor
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1100088408 $14,100
$14,088
Int. Est.
6/30/2005
$77,100
$59,738
18.28%
23.58%
11/1/2004
1/1/2005
MI
679
Default Reason: (Unknown)
10/13/2005 This loan is 210 days delinquent and does not have an updated valuation. We are researching this issue.
1100097308 $15,000
$14,991
Int. Est.
6/30/2004
$78,000
$58,415
19.23%
25.66%
12/1/2004
1/1/2005
SC
603
Default Reason: (Unknown)
10/7/2005 This loan is an early payment default.There appears to be little equity to pursue, we are monitoring for a BPO to be completed.
1100097413 $18,400
$18,395
BPO
7/25/2005
$98,000
$47,000
18.77%
39.13%
2/1/2005
2/1/2005
MI
652
by the servicer. We have inquired with the servicer regarding this issue. Default Reason: (Unknown)
10/3/2005 This loan was added to the Watchlist because the property securing it has declined in value by 52 percent since origination, and it is coded as being in foreclosure
VA 10/1/2004 BPO $262,000 $52,400 20.00% $209,600 $45,220 1100098424 2/1/2006
69999
$52,301 6/20/2005 $268,000 19.51% 1/1/2005 598
Default Reason: (Unknown)
10/7/2005 The borrower has filed for Chapter 13 bankruptcy on 5/24/2005. The servicer reports that a notice of intent was sent on 8/8/2005.
1100099124 $57,900
$57,803
Int. Est.
6/30/2004
$290,000
$217,808
19.96%
26.53%
12/1/2004
1/1/2005
GA
632
Default Reason: (Unknown)
10/7/2005 This loan is an early payment default. We are monitoring for an updated BPO to be performed to evaluate the equity position.
1100099505 $84,000
$83,925
Int. Est.
6/30/2004
$420,000
$315,622
20.00%
26.59%
12/1/2004
1/1/2005
IL
712
Default Reason: (Unknown)
10/7/2005 This loan is an early payment default. A notice of intent was sent on 6/13/2005.
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $49,350
106.19%
69999
Monitor
$14,088
99.91%
6/1/2006 $60,000
128.37%
69999
Monitor
$14,991
99.93%
12/1/2006 $73,600
195.73%
3699F
Monitor
$18,395
99.97%
97.72% Monitor - BK 86.29%
2/1/2006 $231,600
132.87%
69999
Monitor
$57,803
99.83%
12/1/2006 $336,000
133.04%
69999
Monitor
$83,925
99.91%


Section Three
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S2
Mortgage Data Through: August 31, 2005

Section 1:
 			Trustee Remittance Date
Class 	  25-Sep-05    25-Aug-05    25-July-05	  25-June-05	25-May-
05
P Class   $116,239     $111,041	    $102,794	  $68,459	$35,689

Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

Section 2: 		Trustee Remittance Date

Servicers 25-Sep-05    25-Aug-05    25-July-05	  25-June-05	25-May-05
P Class   $116,239     $111,041	    $102,794	  $68,459	$35,689

Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Section 3:

Amount remitted to P Class:   $116,239

Amount remitted by Servicers: $116,239

Difference:  $0

2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S2
Mortgage Data Through: August 31, 2005

Trustee Remittance Date: 	25-Sep-05   25-Aug-05    25-Jul-05   25-Jun-05


Loans with Active Prepayment
Flags with Premiums
Remitted (A)			     43	       38	   47		  31

				     16		8	    1		   3


Total Loans with
Premiums Remitted (B) 		     59		46	   48		  34


Loans with Active Prepayment
Flags (C) 			     43		38	   47		  32


Loans without Prepayment Flags
with Premiums Remitted		     16 	8	    1		   3



Subtotal (D) 			     59		46	   48		  35



Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	   100.00%	100.00%     100.00%	96.88%



Total Loans with Premiums
Remitted to the Subtotal (B/D)	   100.00%	100.00%	    100.00%	97.14%


Total Paid-Off Loans (E) 	       315	    235	    	260	   211


Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			     18.73%	  19.15%     18.46%     16.11%


2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loan Exception Report for SASCO 2005-S2
Mortgage Data Through: August 31, 2005


Total Paid-Off Loans with Flags 					     45

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 		      2

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at    0
the Time of Liquidation*

Loans that Liquidated from REO* 					      0

Loans with Discrepancies between the Data File and the Note 		      0


Defaulted Liquidated Loans that Could Not Have Collected Premiums because     0
of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts* 		      0

Total Paid-Off Loans with Active Prepayment Flags (C) 			     43

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State Statutes 0

Paid-Off Loans with Active Prepayment Flags that did not have Premiums 	      0
Remitted

* These categories are mutually exclusive.
 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S2


Mortgage Data Through: August 31, 2005


Loan    Delin-	Origi-	  PPP   Expir-      Pay-      Payoff  PPP    St- %
of
Number 	quency	nation	  Flag  ation       off       Date    Remit-
ate PPP to
	String	Date	        Date        Balance	      ted        Payoff


6321843*CCCC0	12/6/2004   0 	12/6/2004   $31,259  8/24/2005	$1,124
	AZ 4%

6320592*CCCC0	12/8/2004   0 	12/8/2004   $41,786 8/19/2005	$1,503 	CA
4%


6321757*CCCC0	12/10/2004  0 	12/10/2004  $25,047 8/11/2005	$900 	OK 4%


6321281*CCCC0	12/16/2004  0 	12/16/2004  $23,145 8/30/2005	$232 	VA 1%


6321895*CCCC0	12/22/2004  0 	12/22/2004  $37,436 8/1/2005	$1,386 	AZ
4%


6322190*CCCC0	12/27/2004  0 	12/27/2004  $66,714 8/31/2005	$2,469 	CA
4%


6320550*CCCC0	12/27/2004  0 	12/27/2004  $37,340 8/23/2005	$1,382 	CA
4%


6320541*CCCC0	12/29/2004  0 	12/29/2004  $58,203 8/31/2005	$2,092 	CA
4%


6321617*CCCC0	1/3/2005    0 	1/3/2005    $43,804 8/1/2005	$1,744 	AZ
4%


6321723*CCCC0	1/7/2005    0 	1/7/2005    $47,513 8/23/2005	$1,711 	TN
4%


6321914*CCCC0	1/10/2005   0 	1/10/2005   $34,272 8/31/2005	$1,268 	AZ
4%


6321220*CC3C0	1/12/2005   0 	1/12/2005   $41,854 8/3/2005	$1,718 	CA
4%


6321924*CCCC0	1/14/2005   0 	1/14/2005   $38,171 8/25/2005	$1,489 	AZ
4%
6321927*CCCC0	1/20/2005   0 	1/20/2005   $104,649 8/18/2005	$4,078
	AZ 4%
6323010*CCCC0	12/22/2004  1 	12/22/2004  $56,753 8/15/2005	$1,929 	CA
3%
6324743*CCCC0	1/7/2005    1 	1/7/2005    $53,109 8/1/2005	$2,576  CA 5%

6325959	C3690	10/27/2004  1	10/27/2005  $73,083 8/24/2005	$3,287 	NY
4%
6327234	CCCC0	12/17/2004  1	12/17/2005  $50,072 8/25/2005	$894 	VA 2%

6325972	CCCC0	8/11/2004   2	8/11/2006   $95,703 8/10/2005	$3,607 	CA
4%
6325933	CCCC0	8/31/2004   2 	8/31/2006   $21,516 8/8/2005	$980 	AZ 5%

6326642	CCCC0	8/31/2004   2 	8/31/2006   $56,758 8/15/2005	$2,249 	CA
4%
6326679	CCC30	8/31/2004   2 	8/31/2006   $42,097 8/26/2005	$1,630 	CA
4%
6326405	CCCC0	9/9/2004    2 	9/9/2006    $64,209 8/16/2005	$2,867 	AZ
4%
6325995	CCCC0	9/14/2004   2 	9/14/2006   $84,431 8/16/2005	$754 	CA 1%

6326319	CCCC0	9/20/2004   2 	9/20/2006   $63,922 8/4/2005	$2,030 	CA
3%
6325896	CCCC0	9/30/2004   2 	9/30/2006   $108,303 8/26/2005	$4,246
	CA 4%
6326229	CCCC0	10/6/2004   2 	10/6/2006   $33,705 8/1/2005	$1,505 	OR
4%
6326066	CCCC0	10/6/2004   2 	10/6/2006   $72,098 8/16/2005	$2,573 	CA
4%
6326276	CCCC0	10/27/2004  2 	10/27/2006  $57,306 8/29/2005	$2,496 	CA
4%
6326572	CCC30	10/29/2004  2 	10/29/2006  $75,742 8/22/2005	$3,459 	CA
5%
6327378	CCCC0	11/24/2004  2 	11/24/2006  $36,052 8/18/2005	$2,146 	OR
6%
6327452	CCCC0	12/2/2004   2 	12/2/2006   $95,039 8/8/2005	$3,750 	CA
4%
6327384	CCCC0	12/2/2004   2 	12/2/2006   $31,875 8/11/2005	$1,752	AZ
5%
6327469	CCCC0	12/9/2004   2 	12/9/2006   $77,273 8/3/2005	$2,840  CA 4%

6327318	CCCC0	12/21/2004  2 	12/21/2006  $61,174 8/23/2005	$1,211	VA
2%
6327203	CCCC0	12/22/2004  2 	12/22/2006  $56,030 8/4/2005	$2,340 	GA
4%
6327210	CCCC0	12/22/2004  2 	12/22/2006  $35,215 8/31/2005	$1,534 	FL
4%
6327566	CCCC0	12/28/2004  2 	12/28/2006  $78,367 8/29/2005	$3,108 	CA
4%
6324926	CCCC0	1/10/2005   2 	1/10/2007   $99,729 8/3/2005	$3,991 	CA
4%
6324747	CCCC0	1/14/2005   2 	1/14/2007   $107,744 8/15/2005	$4,579
	CA 4%
6326357	CCCC0	8/19/2004   3 	8/19/2007   $25,070 8/25/2005	$497 	VA 2%

6326695	CCCC0	10/19/2004  3 	10/19/2007  $46,379 8/2/2005	$413 	MI 1%

6327105	CCCC0	11/16/2004  3 	11/16/2007  $79,271 8/19/2005	$2,987 	CA
4%
6327116	CCCC0	11/18/2004  3 	11/18/2007  $56,124 8/29/2005	$2,464 	NV
4%
6327141	CCCC0	11/22/2004  3 	11/22/2007  $102,287 8/15/2005	$3,575
	CA 3%
6327427	CCCC0	12/1/2004   3 	12/1/2007   $20,964 8/1/2005	$1,250 	OR
6%
6327946	CCCC0	12/1/2004   3 	12/1/2007   $25,070 8/29/2005	$199 	GA 1%

6327549	CCCC0	12/2/2004   3 	12/2/2007   $88,489 8/18/2005	$3,729 	CA
4%
6327691	CCCC0	12/9/2004   3 	12/9/2007   $31,229 8/3/2005	$1,550 	FL
5%
6327639	CCCC0	12/9/2004   3 	12/9/2007   $35,747 8/31/2005	$1,774 	FL
5%
6328136	CCCC0	12/14/2004  3 	12/14/2007  $51,709 8/26/2005	$2,050 	FL
4%
6328212	CCCC0	12/17/2004  3 	12/17/2007  $60,359 8/18/2005	$2,392 	FL
4%
6328262	CCCC0	12/17/2004  3 	12/17/2007  $63,261 8/30/2005	$628 	MI 1%

6328342	CCCC0	12/28/2004  3 	12/28/2007  $58,705 8/1/2005	$465 	OH 1%

6327643	CCCC0	12/29/2004  3 	12/29/2007  $71,118 8/3/2005	$3,524	FL
5%
6326730	CCCC0	8/24/2004   5 	8/24/2009   $19,995 8/25/2005	$397 	VA 2%

6326362	CCCC0	8/31/2004   5 	8/31/2009   $41,279 8/2/2005	$606 	VA 1%

6325991	CCCC0	9/21/2004   5 	9/21/2009   $18,894 8/2/2005	$169 	OH 1%

6326692	CCCC0	9/29/2004   5 	9/29/2009   $16,214 8/30/2005	$145 	OH 1%
*Prepayment Premium collected without an active prepayment flag.

2005 The Murrayhill Company. All Rights Reserved.


Section Four
Analytics
2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: August 31, 2005
FICO	Delinquency	Percentage
510	Current		0
550	Current		0
570	Current		0
580	Current		0.013
580	Delinquent	0.019
580	Paid Off	0.014
590	Current		0.023
590	Delinquent	0.1
590	Paid Off	0.02
600	Current		0.028
600	Delinquent	0.077
600	Paid Off	0.02
610	Current		0.033
610	Delinquent	0.048
610	Paid Off	0.026
620	Current		0.037
620	Delinquent	0.105
620	Paid Off	0.037
630	Current		0.05
630	Delinquent	0.077
630	Paid Off	0.051
640	Current		0.052
640	Delinquent	0.062
640	Paid Off	0.054
650	Current		0.058
650	Delinquent	0.038
650	Paid Off	0.042
660	Current		0.064
660	Delinquent	0.081
660	Paid Off	0.066
670	Current		0.073
670	Delinquent	0.1
670	Paid Off	0.063
680	Current		0.087
680	Delinquent	0.057
680	Paid Off	0.085
690	Current		0.079
690	Delinquent	0.053
690	Paid Off	0.071
700	Current		0.069
700	Delinquent	0.043
700	Paid Off	0.084
710	Current		0.056
710	Delinquent	0.043
710	Paid Off	0.076
720	Current		0.053
720	Delinquent	0.033
720	Paid Off	0.042
730	Current		0.047
730	Delinquent	0.043
730	Paid Off	0.043
740	Current		0.043
740	Paid Off	0.048
750	Current		0.038
750	Paid Off	0.038
760	Current		0.031
760	Delinquent	0.005
760	Paid Off	0.037
770	Current		0.025
770	Delinquent	0.01
770	Paid Off	0.033
780	Current		0.018
780	Delinquent	0.005
780	Paid Off	0.023
790	Current		0.012
790	Paid Off	0.013
800	Current		0.007
800	Paid Off	0.01
810	Current		0.003
810	Paid Off	0.004
820	Current		0.001

Status	# of Loans	Average	Std. Deviation
Current		6,630	683	5	0.735
Delinquent	209	650	44.525
Paid Off	1,123	688	51.47
Total:		7,962

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2005
LTV	Delinquency	Percentage
0	Current	0.003
0	Paid Off	0.008
0	Delinquent	0.005
0.1	Delinquent	0.129
0.1	Paid Off	0.337
0.1	Current	0.234
0.2	Current	0.735
0.2	Paid Off	0.625
0.2	Delinquent	0.837
0.3	Paid Off	0.027
0.3	Delinquent	0.024
0.3	Current	0.027
0.4	Paid Off	0.003
0.4	Current	0.001
0.8	Delinquent	0.005

Status	# of Loans	Average	Std. Deviation
Current	6,630	0.956	0.069
Delinquent	209	0.976	0.041
Paid Off	1,123	0.93	0.102
Total:	7,962

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Balance Distribution by Status
Mortgage Data Through: August 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.053
10000	Delinquent	0.057
20000	Current	0.188
20000	Delinquent	0.148
30000	Current	0.194
30000	Delinquent	0.196
40000	Current	0.135
40000	Delinquent	0.134
50000	Current	0.104
50000	Delinquent	0.081
60000	Current	0.078
60000	Delinquent	0.1
70000	Current	0.067
70000	Delinquent	0.086
80000	Current	0.043
80000	Delinquent	0.053
90000	Current	0.042
90000	Delinquent	0.038
100000	Current	0.029
100000	Delinquent	0.024
110000	Current	0.019
110000	Delinquent	0.014
120000	Current	0.017
120000	Delinquent	0.024
130000	Current	0.009
130000	Delinquent	0.01
140000	Current	0.004
140000	Delinquent	0.005
150000	Current	0.006
150000	Delinquent	0.014
160000	Current	0.003
160000	Delinquent	0.01
170000	Current	0.003
180000	Current	0.001
190000	Current	0.001
200000	Current	0.002
200000	Delinquent	0.005
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0.001
250000	Current	0
310000	Current	0
490000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	6,630	49,408.07	33,344.97
Delinquent	209	52,004.44	33,829.96
Total:	6,839

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0
120	Current	0.001
180	Current	0.724
180	Delinquent	0.837
180	Paid Off	0.711
240	Paid Off	0.012
240	Delinquent	0.033
240	Current	0.013
360	Current	0.262
360	Delinquent	0.129
360	Paid Off	0.277

# of Loans	Other	120	180	240	360
7,962	1	7	5,771	107	2076

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2005


Origination Statistics	Current Loans

Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	940	11.8%	Cash-out refinance 	770	11.6%
Purchase	6,734	84.6%	Purchase	5,620	84.8%

Rate/term refinance 	278	3.5%	Rate/term refinance 	235	3.5%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	10	0.1%	Other	5	0.1%

Total	7,962	100%	Total	6,630	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	30	14.4%	Cash-out refinance 	140	12.5%
Purchase	170	81.3%	Purchase	944	84.1%

Rate/term refinance 	9	4.3%	Rate/term refinance 	34	3.0%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	5	0.4%

Total	209	100%	Total	1,123	100%

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S2 Ownership Distribution by Status
Mortgage Data Through: August 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.258
Investment Home	Delinquent	0.12
Investment Home	Paid Off	0.338
Primary Home	Current	0.71
Primary Home	Delinquent	0.876
Primary Home	Paid Off	0.617
Second Home	Current	0.032
Second Home	Delinquent	0.005
Second Home	Paid Off	0.045

Title	# of Loans
Investment Home	2,115
Primary Home	5,581
Second Home	266
Total:	7,962

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2005
Date	Distribution Date	CPR	3-Month MA  6-Month MA   12-Month MA
8/31/2005	9/25/2005	43.24%	37.87%
7/31/2005	8/25/2005	33.15%	33.37%
6/30/2005	7/25/2005	36.79%
5/31/2005	6/25/2005	30.01%
4/30/2005	5/25/2005	17.30%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	2277062.7	1075725.37	0	0	0
5/31/2005	4977216.24	1705975.92	809382.84	84263.83	0
6/30/2005	3986734.87	2760646.72	1645051.41	121013.83	0
7/31/2005	4851889.16	2245800.86	3100727.54	493559.83	0
8/31/2005	3728356.71	2950519.27	3381928.32	808124.32	0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Delinquent Count Over Time
Mortgage Data Through: August 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	51	18	0	0	0
5/31/2005	92	39	15	2	0
6/30/2005	74	49	37	3	0
7/31/2005	94	38	61	9	0
8/31/2005	78	48	67	16	0

Copyright 2005, The Murrayhill Company. All rights reserved.